Exhibit 10.5

[PORTIONS HEREIN IDENTIFIED BY [***] HAVE BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE THE EXCLUDED INFORMATION IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED.]

Execution Version

AMENDMENT NO. 1 TO THE MINER HOSTING AGREEMENT

THIS AMENDMENT NO. 1 TO THE MINER HOSTING AGREEMENT (the “First Amendment”) is made January 30, 2024 (the “Amendment Effective Date”), by and between OK 1 Mining LLC (“Client”) and T20 Mining Group, LLC (“Host”). Client and Host may be referred to herein singularly as a “Party” and collectively, as the “Parties”.

WHEREAS, Client and Host entered into a Miner Hosting Agreement dated July 26, 2023 (the “Miner Hosting Agreement”); and

WHEREAS, Client and Host desire to amend the Miner Hosting Agreement to extend the Initial Term of the Miner Hosting Agreement, among other things.

NOW THEREFORE, in consideration of the mutual promises, covenants and representations contained in this First Amendment, the Parties herewith agree to amend the Miner Hosting Agreement as follows:

1.

Recitals and Defined Terms. The recitals set forth above and referred to herein are an integral part of this Hosting Agreement and shall be construed as if fully restated and contained herein. All capitalized terms not otherwise defined in this First Amendment shall have the definitions contained in the Miner Hosting Agreement.

2.	Amendments to the Miner Hosting Agreement Terms. The Miner Hosting Agreement is amended as follows as of the Amendment Effective Date:

a.

Miner Hosting Services. The last three sentences of Section 1(a) of the Miner Hosting Agreement (“Miners”) is hereby amended and modified as follows (new language underlined, deleted language shown in strikethrough text):

“Further, Client shall ensure additional functional miners are shipped to the Facility in a quantity equal to [***] of the total number of available plugs for Miners (the “Reserve Miners”), which shall be held in reserve as replacements in the event any Miner(s) become nonfunctional and stored at the Facility at no additional storage cost to Client. Client may provide Reserve Miners consisting of other models of ASIC miners than the Miners set forth on Schedule 1. Host shall oversee the replacement of any non-functional Miners with an equal number of Reserve Miners in accordance with the terms of this Agreement, at which point such Reserve Miners shall become Miners and cease to be Reserve Miners. In the event the quantity of Reserve Miners falls below a number equal to [***] of the total number of Miners at any point during the Term of this Agreement, as hereinafter defined, Client shall ensure additional functional miners are shipped to and stored at the Facility in a quantity sufficient to reestablish the [***] reserve of Reserve Miners stored at the Facility within thirty (30) calendar days following Host’s written request for the same, which such written request may be made within a Weekly Spare Parts Inventory Statement.”

b.

Agreement Term. The first sentence of Section 2(a) of the Miner Hosting Agreement (“Initial Term”) is hereby amended and modified as follows (new language underlined, deleted language shown in strikethrough text):

“The initial term of this Agreement shall commence on the Effective Date first set forth above and shall continue until January 15, 2026, ~~the fifteenth (15th) mensiversary of the Installation Date,~~ as hereafter defined (the “Initial Term”).”

c.

Remote Management. Section 5(b) of the Miner Hosting Agreement (“Miner Performance Monitoring”) is hereby amended and modified as follows (new language underlined, deleted language shown in strikethrough text):

“On the Installation Date, Host shall provide Client (i) VPN access in order to view, monitor and remotely regulate performance of the Miners and (ii) access to Host’s Foreman Crypto Miner Management program and facilitate Client’s installation of necessary software or hardware to remotely monitor the Miners. Each Miner shall be loaded into such miner management program by the later to occur of the date that is thirty (30) days after (i) the date of receipt of each Miner by Host, or (ii) the date on which the Facility is energized by PSO, which must occur no later than fifteen (15) business days immediately following the Effective Date.”

d.	Right of First Refusal. Section 10 of the Miner Hosting Agreement is hereby deleted in its entirety and replaced with the following:

“ 10. Right of First Refusal.

(a)

Hosting ROFR. With respect to any hosting capacity at the Facility, neither Host nor its applicable affiliates shall enter into any agreement for the use of such capacity with a person or entity unless Host first provides, or causes its applicable affiliate to provide, notice to Client of the terms of such proposed hosting agreement together with an offer to enter into a hosting agreement with respect to such capacity on materially similar economic terms to those proposed, and affords, or causes its applicable affiliate to afford, Client with a period of not less than seven (7) calendar days in which to evaluate and determine whether or not to enter into such hosting agreement. If Client accepts such offer by providing notice of such acceptance to Host or the applicable affiliate by 5:00 p.m. New York time on the 7th calendar day following its receipt of such notice (or if such 7th day is not a business day, by 5:00 p.m. New York time on the next business day) (the “Hosting ROFR Deadline”), then Host shall, or shall cause its applicable affiliate to, not enter into the hosting agreement associated with such offer and thereafter negotiate in good faith with Client to finalize the terms of, and enter into, a hosting agreement on the terms proposed within 14 calendar days following its acceptance of the applicable offer. If Client rejects or does not accept the applicable offer by the Hosting ROFR Deadline, then Host or its applicable affiliate will have the right to enter into the proposed hosting agreement associated with such offer subject to the condition that if the terms of the proposed hosting agreement are modified prior to the execution thereof, such final terms are not more favorable to the proposed client than those specified in the notice to Client pursuant to this Section 10(a).

(b)

Facility ROFR. Neither Host nor its applicable affiliates shall enter into any agreement for the sale of the Facility with a person or entity unless Host first provides, or causes its applicable affiliate to provide, notice to Client of the terms of such proposed sale together with an offer to enter into a sale and purchase agreement with respect to the Facility on materially similar economic terms to those proposed, and affords, or causes its applicable affiliate to afford, Client with a period of not less than seven (7) calendar days in which to evaluate and determine whether or not to enter into such sale and purchase agreement. If Client accepts such offer by providing notice of such acceptance to Host or the applicable affiliate by 5:00 p.m. New York time on the 7th calendar day following its receipt of such notice (or if such 7th day is not a business day, by 5:00 p.m. New York time on the next business day) (the “Facility ROFR Deadline”), then Host shall, or shall cause its applicable affiliate to, not enter into the proposed sale and purchase agreement associated with such offer and thereafter negotiate in good faith with Client to finalize the terms of, and enter into, a sale and purchase agreement on the terms proposed within 30 calendar days following its acceptance of the applicable offer. If Client rejects or does not accept the applicable offer by the Facility ROFR Deadline, then Host or its applicable affiliate will have the right to enter into the proposed sale and purchase agreement associated with such offer subject to the condition that if the terms of the proposed sale and purchase agreement are modified prior to the execution thereof, such final terms are not more favorable to the proposed client than those specified in the notice to Client pursuant to this Section 10(b). ”

3.

Except to the extent modified herein, the Miner Hosting Agreement shall remain in full force and effect, unchanged and binding upon the Parties in all other material respects. In the event of any conflict between the Miner Hosting Agreement and this First Amendment, this First Amendment shall prevail.

4.	This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together, shall constitute one and the same instrument.

5.

If this First Amendment is executed electronically, the Parties agree that the electronic signature will be legally binding. Neither Party will contest the enforceability of this First Amendment on the basis that it was executed electronically.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have executed this First Amendment by their duly authorized representatives as of the Amendment Effective Date hereof:

OK 1 MINING LLC		T20 MINING GROUP, LLC

By:	[***]	By:	/s/ Robert C. Bissell

Name:	[***]	Name:	Robert C. Bissell

Title:	Authorized Person	Title:	Manager

[Signature Page to Amendment No. 1 to the Miner Hosting Agreement]